UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 1, 2004
                Date of Report (Date of earliest event reported)

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Commission File     Exact Name of Registrant as Specified in Its Charter; State of  IRS Employer
Number              Incorporation; Address of Principal Executive Offices; and      Identification Number
                    Telephone Number
---------------     --------------------------------------------------------------  ---------------------
                    EXELON CORPORATION                                               23-2990190
1-16169             (a Pennsylvania corporation)
                    10 South Dearborn Street--37th Floor
                    P.O. Box 805379
                    Chicago, Illinois 60680-5379
                    (312) 394-7398

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


On November 1, 2004, Oliver D. Kingsley, Jr. retired from his positions of President and Chief Operating Officer of Exelon Corporation (Exelon). John W. Rowe, Chairman and Chief Executive Officer of Exelon, became President of Exelon on November 1, 2004.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION

                                            /s/ Robert S. Shapard
                                            ---------------------------------
                                            Robert S. Shapard
                                            Executive Vice President and
                                            Chief Financial Officer



November 1, 2004